UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 28, 2005

Date of Report (Date of earliest event reported)

HYPERSPACE COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in Charter)

Colorado	0-115404	84-1577562
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

8408 East Orchard Road, Suite 6600, Greenwood Village, CO 80111

(Address of principal executive offices)

(303) 566-6500

(Registrant’s telephone number, including are code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Entry into Material Definitive Agreements.

Employment Agreement of John P. Yeros

On September 28, 2005, HyperSpace Communications, Inc. entered into an Executive Employment Agreement (the “Yeros Agreement”) with John P. Yeros, its Chairman and Chief Executive Officer. The initial term of the Yeros Agreement is effective through April 1, 2007, and automatically extends for additional one-year terms unless, at least 30 days prior to the end of the initial or extended term, HyperSpace or Mr. Yeros provides written notice that employment will not be extended.

Under the Yeros Agreement, Mr. Yeros is entitled to receive a base salary of $400,000 per year. Mr. Yeros is also entitled to participate in an executive bonus compensation plan based upon completion of targeted goals, objectives and milestones approved by HyperSpace’s Board of Directors. During the remainder of 2005, the maximum bonus payment is 25% of Mr. Yeros’ base pay. During subsequent years, the maximum bonus payment is 50% of Mr. Yeros’ base pay. HyperSpace’s Board of Directors may elect to pay up to 50% of any bonus in fully vested and exercisable restricted stock or stock units. Mr. Yeros is entitled to paid vacation and paid holidays customarily extended to HyperSpace’s other executives and to participate in employee benefit programs provided to HyperSpace’s other executives.

If Mr. Yeros’ employment is terminated based on non-renewal of the Yeros Agreement, he is entitled to six months’ base salary. If Mr. Yeros terminates his employment for cause or if his employment is terminated in connection with a termination of HyperSpace’s business, he is entitled to 12 months’ base salary. If HyperSpace terminates Mr. Yeros without cause, he is entitled to the greater of 12 months’ base salary or the amount otherwise payable between the date of termination and the expiration of the term of the Yeros Agreement. Additionally, if HyperSpace terminates Mr. Yeros without cause or if Mr. Yeros terminates his employment for cause, he is entitled to receive his bonus for the year.

A copy of the Yeros Agreement is filed as exhibit 10.1 to this current report on Form 8-K and incorporated herein by reference.

Employment Agreement of Michael S. Adkins

On September 28, 2005, HyperSpace entered into an Executive Employment Agreement (the “Adkins Agreement”) with Michael S. Adkins, its President and President and Chief Executive Officer of HyperSpace’s wholly-owned subsidiary, MPC Computers, LLC. The initial term of the Adkins Agreement is effective through April 1, 2007, and automatically extends for additional one-year terms unless, at least 90 days prior to the end of the initial or extended term, HyperSpace or Mr. Adkins provides written notice that employment will not be extended.

Under the Adkins Agreement, Mr. Adkins is entitled to receive a base salary of $400,000 per year. Mr. Adkins is also entitled to participate in an executive bonus compensation plan based upon completion of targeted goals, objectives and milestones approved by HyperSpace’s Board of Directors. During the remainder of 2005, the maximum bonus payment is 25% of Mr. Adkins’ base pay. During subsequent years, the maximum bonus payment 50% of Mr. Adkins’ base pay. HyperSpace’s Board of Directors may elect to pay up to 50% of any bonus in fully vested and exercisable restricted stock or stock units. Mr. Adkins is entitled to paid vacation and all paid holidays customarily extended to HyperSpace’s other executives and to participate in employee benefit programs provided to HyperSpace’s other executives.

If Mr. Adkins’ employment is terminated based on non-renewal of the Adkins Agreement, he is entitled to nine months’ base salary. If Mr. Adkins terminates his employment for cause or if his employment is terminated in connection with a termination of HyperSpace’s business, Mr. Adkins is entitled to 12 months’ base salary. If HyperSpace terminates Mr. Adkins without cause, he is entitled to the greater of 12 months’ base salary or the amount otherwise payable between the date of termination and the expiration of the term of the Adkins Agreement. Additionally, if HyperSpace terminates Mr. Adkins without cause or if Mr. Adkins terminates his employment for cause, he is entitled to receive his bonus for the year.

A copy of the Adkins Agreement is filed as exhibit 10.2 to this current report on Form 8-K and incorporated herein by reference.

Employment Agreement of Mark A. Pougnet

On September 28, 2005, HyperSpace entered into an Executive Employment Agreement (the “Pougnet Agreement”) with Mark A. Pougnet, its Chief Financial Officer. The initial term of the Pougnet Agreement is effective through April 1, 2007, and automatically extends for additional one-year terms unless, at least 30 days prior to the end of the initial or extended term, HyperSpace or Mr. Pougnet provides written notice that employment will not be extended.

Under the Pougnet Agreement, Mr. Pougnet is entitled to receive a base salary of $240,000 per year, commencing August 1, 2005. Mr. Pougnet is also entitled to participate in an executive bonus compensation plan based upon completion of targeted goals, objectives and milestones approved by HyperSpace’s Board of Directors. During the remainder of 2005, the maximum bonus payment is 22.5% of Mr. Pougnet’s base pay. During subsequent years, the maximum bonus payment is 45% of Mr. Pougnet’s base pay. HyperSpace’s Board of Directors may elect to pay up to 50% of any bonus in fully vested and exercisable restricted stock or stock units. Mr. Pougnet is entitled to paid vacation and all paid holidays customarily extended to HyperSpace’s other executive employees and to participate in employee benefit programs provided to HyperSpace’s other executive employees.

If Mr. Pougnet’s employment is terminated based on non-renewal of the Pougnet Agreement, he is entitled to six months’ base salary. If Mr. Pougnet terminates his employment for cause or if his employment is terminated in connection with a termination of HyperSpace’s business, he is entitled to 12 months base salary. If HyperSpace terminates Mr. Pougnet without cause, he is entitled to the greater of 12 months’ base salary or the amount otherwise payable between the date of termination and the expiration of the applicable term of the Pougnet Agreement. Additionally, if HyperSpace terminates Mr. Pougnet without cause or if Mr. Pougnet terminates his employment for cause, he is entitled to receive his bonus for the year.

A copy of the Pougnet Agreement is filed as exhibit 10.3 to this current report on Form 8-K and incorporated herein by reference.

Employment Agreement of Brian T. Hansen

On September 28, 2005, HyperSpace entered into an Executive Employment Agreement (the “Hansen Agreement”) with Brian T. Hansen, its Vice President, General Counsel and Corporate Secretary. The initial term of the Hansen Agreement is effective through April 1, 2007, and automatically extends for additional one-year terms unless, at least 30 days prior to the end of the initial or extended term, HyperSpace or Mr. Hansen provides written notice that employment will not be extended.

Under the Hansen Agreement, Mr. Hansen is entitled to receive a base salary of $200,000 per year. Mr. Hansen is also entitled to participate in an executive bonus compensation plan based upon completion of targeted goals, objectives and milestones approved by HyperSpace’s Board of Directors. During the remainder of 2005, the maximum bonus payment is 22.5% of Mr. Hansen’s base pay. During subsequent years, the maximum bonus payment is 45% of Mr. Hansen’s base pay. HyperSpace’s Board of Directors may elect to pay up to 50% of any bonus in fully vested and exercisable restricted stock or stock units. Mr. Hansen is entitled to paid vacation and all paid holidays customarily extended to HyperSpace’s other executives and to participate in employee benefit programs provided to HyperSpace’s other executives.

If Mr. Hansen’s employment is terminated based on non-renewal of the Hansen Agreement, he is entitled to six months’ base salary. If Mr. Hansen terminates his employment for cause or if his employment is terminated in connection with a termination of HyperSpace’s business, he is entitled to 12 months’ base salary. If HyperSpace terminates Mr. Hansen without cause, he is entitled to the greater of 12 months’ base salary or the amount otherwise payable between the date of termination and the expiration of the term of the Hansen Agreement. Additionally, if HyperSpace terminates Mr. Hansen without cause or if Mr. Hansen terminates his employment for cause, he is entitled to receive his bonus for the year.

A copy of the Hansen Agreement is filed as exhibit 10.4 to this current report on Form 8-K and incorporated herein by reference.

Employment Agreement of Adam M. Lerner

On September 28, 2005, MPC Computers, LLC, a wholly-owned subsidiary of HyperSpace, entered into an Executive Employment Agreement (the “Lerner Agreement”) with Adam M. Lerner, MPC’s Executive Vice President Sales & Marketing. The initial term of the Lerner Agreement is effective through April 1, 2007, and automatically extends for additional one-year terms unless, at least 90 days prior to the end of the initial or extended term, MPC or Mr. Lerner provides written notice that employment will not be extended.

Under the Lerner Agreement, Mr. Lerner is entitled to receive a base salary of $282,000 per year. Mr. Lerner is also entitled to participate in an executive bonus compensation plan based upon completion of targeted goals, objectives and milestones approved by MPC’s Board of Directors. During the remainder of 2005, the maximum bonus payment is 22.5% of Mr. Lerner’s base pay. During subsequent years, the maximum bonus payment is 45% of Mr. Lerner’s base pay. HyperSpace’s Board of Directors may elect to pay up to 50% of any bonus in fully vested and exercisable restricted stock or stock units. Mr. Lerner is entitled to paid vacation and all paid holidays customarily extended to MPC’s other executives and to participate in employee benefit programs provided to MPC’s other executives.

If Mr. Lerner’s employment is terminated based on non-renewal of the Lerner Agreement, he is entitled to nine months’ base salary. If Mr. Lerner terminates his employment for cause or if his employment is terminated in connection with a termination of MPC’s business, Mr. Lerner is entitled to 12 months’ base salary. If MPC terminates Mr. Lerner without cause, he is entitled to the greater of 12 months’ base salary or the amount otherwise payable between the date of termination and the expiration of the term of the Lerner Agreement. Additionally, if MPC terminates Mr. Lerner without cause or if Mr. Lerner terminates his employment for cause, he is entitled to receive his bonus for the year.

A copy of the Lerner Agreement is filed as exhibit 10.5 to this current report on Form 8-K and incorporated herein by reference.

Consulting Agreement of Angela Blatteis

On September 28, 2005, HyperSpace entered into a Consulting Agreement with Angela Blatteis, one of its directors. The Consulting Agreement has a term of 12 months, commencing September 1, 2005, and continues thereafter on a month-to-month basis unless terminated by either party on 30 days written notice. Under the Consulting Agreement, Ms. Blatteis must dedicate approximately 35% of her working time rendering merger and acquisition consultation and other services to HyperSpace. Ms. Blatteis is entitled to a consulting fee of $10,000 per month. Additionally, if HyperSpace consummates a merger or acquisition, Ms. Blatteis is entitled to a success fee as follows: $100,000 in cash plus, at HyperSpace’s Board’s discretion, stock options, restricted stock or restricted stock units in an amount not less than $25,000 or more than $100,000. Only transactions that (i) close during the term of the Consulting Agreement, or (ii) are identified during the term of the Consulting Agreement and close within 6-months thereafter will trigger the success fee.

A copy of the Blatteis Agreement is filed as exhibit 10.6 to this current report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits
10.1	Employment Agreement between HyperSpace Communications, Inc. and John P. Yeros dated as of September 28, 2005
10.2	Employment Agreement between HyperSpace Communications, Inc. and Michael S. Adkins dated as of September 28, 2005
10.3	Employment Agreement between HyperSpace Communications, Inc. and Mark A. Pougnet dated as of September 28, 2005
10.4	Employment Agreement between HyperSpace Communications, Inc. and Brian T. Hansen dated as of September 28, 2005
10.5	Employment Agreement between HyperSpace Communications, Inc. and Adam M. Lerner dated as of September 28, 2005
10.6	Consulting Agreement between HyperSpace Communications, Inc. and Angela Blatteis dated as of September 28, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HyperSpace Communications, Inc.

Date: September 29, 2005	By: /s/ Mark Pougnet Mark Pougnet Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Employment Agreement between HyperSpace Communications, Inc. and John P. Yeros dated as of September 28, 2005
10.2	Employment Agreement between HyperSpace Communications, Inc. and Michael S. Adkins dated as of September 28, 2005
10.3	Employment Agreement between HyperSpace Communications, Inc. and Mark A. Pougnet dated as of September 28, 2005
10.4	Employment Agreement between HyperSpace Communications, Inc. and Brian T. Hansen dated as of September 28, 2005
10.5	Employment Agreement between HyperSpace Communications, Inc. and Adam M. Lerner dated as of September 28, 2005
10.6	Consulting Agreement between HyperSpace Communications, Inc. and Angela Blatteis dated as of September 28, 2005